Exhibit 99.1

FIFTH AMENDMENT

TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

FIFTH AMENDMENT, dated as of April 4, 2012 (this “Amendment”), to the Amended and Restated Loan and Security Agreement dated as of November 5, 2007 (as amended prior to the date hereof, the “Loan Agreement”), by and among (i) LSB INDUSTRIES, INC., a Delaware corporation (the “Parent”), Consolidated Industries Corp., an Oklahoma corporation (“Consolidated Industries” and together with the Parent, each a “Guarantor” and collectively, the “Guarantors”), THERMACLIME, L.L.C., an Oklahoma limited liability company (“ThermaClime”), and each of the Subsidiaries of ThermaClime identified on the signature pages thereof (such Subsidiaries, together with ThermaClime, each a “Borrower”, and collectively, the “Borrowers”), (ii) the lenders identified on the signature pages thereof (each a “Lender” and collectively the “Lenders”), and (iii) WELLS FARGO CAPITAL FINANCE, INC., a California corporation formerly known as Wells Fargo Foothill, Inc., as the arranger and administrative agent for the Lenders (the “Agent”).

WHEREAS, the Borrowers, the Guarantors, the Lenders, and the Agent desire to enter into this Amendment so as to amend the Loan Agreement as set forth herein subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

2. New Definitions. Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

““Fifth Amendment” means that certain Fifth Amendment to the Amended and Restated Loan and Security Agreement, dated as of April 4, 2012, among the Parent, Consolidated Industries, the Borrowers, the Lenders and the Agent.”

““Fifth Amendment Effective Date” means the date that all of the conditions set forth in Section 22 of the Fifth Amendment shall be satisfied (or waived by the Agent in its sole discretion).”

3. Amended Definitions. The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirely to read as follows:

““Base Rate Margin” means, as of any date of determination, (i) if Excess Availability is greater than $25,000,000, 0.50 percentage point, and (ii) if Excess Availability is less than or equal to $25,000,000, 0.75 percentage point.”

““LIBOR Rate Margin” means, as of any date of determination, (i) if Excess Availability is greater than $25,000,000, 1.50 percentage points, and (ii) if Excess Availability is less than or equal to $25,000,000, 1.75 percentage points.”

““Permitted Investments” means (a) Investments in Cash Equivalents, (b) Investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments by any Borrower or Guarantor in any other Borrower or any Guarantor (other than Parent), (e) guarantees by a Borrower or Guarantor of Indebtedness permitted under Section 7.1(e), (f) guarantees permitted under Section 7.6, (g) other Investments set forth on Schedule 7.13 hereto, (h) Investments made by any Borrower or Guarantor (other than the Parent) in the Parent, provided the aggregate amount of such Investments do not exceed $5,000,000 at any time outstanding, (i) Investments in any newly created Subsidiary by means of purchase or other acquisition of the equity interests of such Subsidiary including by way of merger, provided there is no investment of Collateral and (j) prior to ThermaClime’s distribution or dividend of the Special Distribution Amount to Parent pursuant to Section 7.11(a)(ii), the Borrowers may make Investments in an aggregate amount not exceeding the Special Distribution Amount in the Special Permitted Investments.”

““Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness (i) incurred after the Fifth Amendment Effective Date in an aggregate amount outstanding at any one time not in excess of $15,000,000, and (ii) outstanding on the Fifth Amendment Effective Date in an aggregate amount outstanding not exceeding $650,000.”

4. Deleted Definitions. The definition of “Applicable Prepayment Premium” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

5. Section 2.1(a). Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances (“Advances”) to Borrowers in an amount at any one time outstanding not to exceed such Lender’s Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, “Borrowing Base,” as of any date of determination, shall mean the result of the following for all Borrowers:

(A) the lesser of

(1) 85% of the amount of Eligible Accounts of such Borrowers, less the amount, if any, of the sum of the Dilution Reserve, and

(2) an amount equal to such Borrowers’ Collections with respect to Accounts for the immediately preceding 75 day period, plus

(B) the lowest of

(1) $35,000,000, and

(2) the sum of

(x) the lesser of (i) 70% of the value of such Borrowers’ Eligible Inventory, and (ii) 85% of the Net Orderly Liquidation Value of such Borrowers’ Eligible Inventory, plus

(y) the lesser of (i) 60% (or, in the case of Climate Control Raw Inventory, 65%) of the value of such Borrowers’ Eligible Raw Inventory, and (ii) 85% of the Net Orderly Liquidation Value of such Borrowers’ Eligible Raw Inventory, minus

(C)(z) the sum of (1) the Bank Products Reserve, and (2) the aggregate amount of reserves, if any, established by Agent under Section 2.1(b).”

6. Section 2.1(b). Section 2.1(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) sums that Borrowers are required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by Borrowers to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over the Agent’s Liens), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral. In addition to the foregoing, Agent shall have the right to have the Inventory reappraised by a qualified appraisal company selected by Agent from time to time after the Closing Date for the purpose of redetermining the Net Orderly Liquidation Value of the Eligible Inventory and/or the Eligible Raw Inventory, which appraisals, so long as no Default or Event of Default shall have occurred and be continuing, shall be conducted at Borrowers’ expense no more frequently than once during any twelve month period, and, after the occurrence and during the continuance of a Default or an Event of Default, at Borrowers’ expense as frequently as Agent shall determine; provided, that, the Borrower shall not be required to reimburse the Agent for the costs of any such appraisal if, at the time of such appraisal, (x) no Default or Event of Default has occurred and is continuing and (y) no Advances have been outstanding since the Fifth Amendment Effective Date. Based upon the results of any such redetermination, and any other information received from the collateral reporting required under Section 6.2, Agent may, in its Permitted Discretion, redetermine the Borrowing Base.”

7. Section 2.7(b). Section 2.7(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) On the Closing Date, each Cash Management Bank shall establish and maintain Cash Management Agreements with Agent and Borrowers in form and substance acceptable to Agent, provided that such Cash Management Agreements may not be implemented until 30 days after the Closing Date. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank as agent or bailee-in-possession for Agent, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) it immediately will forward by daily sweep all amounts in the applicable Cash Management Account to the Agent’s Account; provided, that, from and after the First Amendment Effective Date, the requirement set forth in this clause (iii) shall not be required so long as (A) no Event of Default has occurred and is continuing after the Fifth Amendment Effective Date and (B) Excess Availability is $20,000,000 or greater at all times after the Fifth Amendment Effective Date, and if the conditions set forth in clauses (A) and (B) are satisfied, Agent shall direct the Cash Management Bank to forward all amounts in the Cash Management Account to Borrowers’ Account in accordance with the wire instructions set forth on Schedule 2.7(b) hereto.”

8. Section 2.11(a). Section 2.11(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in the amount equal to 0.25% per annum times the result of (a) the Maximum Revolver Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month,”

9. Section 2.11(c). Section 2.11(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(c) For the separate account of each member of the Lender Group, audit, appraisal, and valuation fees and charges as follows, (i) a fee of $1,000 per day, per auditor, plus out-of-pocket expenses for each financial audit of a Borrower performed by personnel employed by Agent and each Lender that accompanies Agent’s personnel in connection with such financial audit conducted by Agent; provided, that, in the absence of a continuing Event of Default, the Borrowers shall not be obligated to pay for more than two (2) financial audits in any 12 month period; provided, further, that, the Borrower shall not be required to reimburse the Agent for the costs of more than one (1) financial audit in any 12 month period if, at the time of such financial audit, (x) no Default or Event of Default has occurred and is continuing and (y) no Advances have been outstanding since the Fifth Amendment Effective Date, (ii) if implemented, for the sole account of the Agent, a one time charge of $3,000 plus out-of-pocket expenses for expenses for the establishment of electronic collateral reporting systems, (iii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral consisting of Inventory and Capital Assets performed by personnel employed by Agent; provided, that, in the absence of a continuing Event of Default, the Borrowers shall not be obligated to pay for more than one (1) appraisal in any 12 month period; provided, further, that, the Borrower shall not be required to reimburse the Agent for the costs of any such appraisal if, at the time of such appraisal, (x) no Default or Event of Default has occurred and is continuing and (y) no Advances have been outstanding since the Fifth Amendment Effective Date, and (iv) the actual charges paid or incurred by the Agent (and, subject to clause (i) above, each Lender) if it elects to employ the services of one or more third Persons to perform financial audits of Borrowers, to appraise the Collateral, or any portion thereof, or to assess a Borrower’s business valuation.”

10. Section 3.4. Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“3.4 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent, and the Lenders and shall continue in full force and effect for a term ending on the earlier of (i) April 13, 2017 and (ii) the date of maturity of the BofA Loans or any refinancings, renewals, replacements or extensions of the BofA Loans, so long as any such refinancing, renewal, replacement or extension is permitted under and subject to the BofA Inter-Lender Agreement) (the “Maturity Date”). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.”

11. Section 3.6. Section 3.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“3.6 Early Termination by Borrowers. Borrowers have the option, at any time upon 90 days prior written notice by Administrative Borrower to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations), in full, without premium or penalty. If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrowers shall be obligated to repay the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations), in full, without premium or penalty, on the date set forth as the date of termination of this Agreement in such notice.”

12. Section 6.9. Section 6.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.9 Location of Inventory. Keep the Inventory only at the locations identified on Schedule 5.5; provided, however, that Administrative Borrower may amend Schedule 5.5 so long as such amendment occurs by written notice to Agent not less than 10 Business Days prior to the date on which the Inventory is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Borrower provides any financing statements necessary to perfect and continue perfected the Agent’s Liens on such assets and also provides to Agent a Collateral Access Agreement.”

13. Section 7.1(h). Section 7.1(h) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(h) Indebtedness owing by any Borrower to any Subsidiary of Parent that is not also a Subsidiary of ThermaClime, provided that the aggregate principal amount of such Indebtedness shall not exceed $5,000,000 at any time, except as set forth in Section 7.1(f);”

14. Section 7.1(i). Section 7.1(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(i) other unsecured Indebtedness in an aggregate amount not to exceed $5,000,000 at any time;”

15. Section 7.3. The last paragraph of Section 7.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Clauses (a), (b) and (c) of this Section 7.3 shall not apply to (i) the merger or consolidation of a Borrower or a Subsidiary of the Borrower that is a Guarantor with and into another Borrower other than ThermaClime (in each such case, so long as a Borrower is the surviving entity of any such merger), or (ii) the sale, transfer, lease or other disposal of assets of any Borrower or any of its Subsidiaries to any other Borrower or Guarantor (other than Parent).”

16. Section 7.4(a). Section 7.4(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) a Borrower may sell or otherwise dispose of any of its other assets, provided that (i) the proceeds from such sale or disposition are either applied to prepay the Obligations in accordance with Section 2.4(b) or distributed to ThermaClime and are used by ThermaClime solely to repurchase the ThermaClime Notes, (ii) after giving effect to the repurchase of the ThermaClime Notes in accordance with clause (i) above, Excess Availability is not less than $15,000,000, (iii) such assets are sold for Fair Market Value and (iv) the aggregate Fair Market Value of all such assets sold during each fiscal year pursuant to this Section 7.4(a) shall not exceed $7,500,000; and”

17. Section 7.11(c). Section 7.11(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(c) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (i) ThermaClime may make distributions and pay dividends to Consolidated Industries or to Parent, in respect of the management fees payable by ThermaClime to Parent in accordance with the Management Agreement, provided that the aggregate amount of all such payments made by Borrowers pursuant to this clause (c)(i) shall not exceed $7,500,000 during any fiscal year of ThermaClime or the maximum management fees payable to Parent each calendar quarter under the Management Agreement, and (ii) ThermaClime may make distributions and pay dividends to Consolidated Industries or to Parent, in an aggregate amount not to exceed, during each fiscal year, the sum of (A) 50% of the actual consolidated net income of the Borrowers for such fiscal year determined in accordance with GAAP, plus (B) the amounts paid to Parent and Consolidated Industries during such fiscal year in accordance with Section 7.11(d);”

18. Section 7.11(e). Section 7.11(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(e) each Borrower may make distributions and pay dividends to any Subsidiary of Consolidated Industries that is not also a Subsidiary of ThermaClime, provided that the aggregate amount of such distributions and dividends shall not exceed $500,000 during each fiscal year; and”

19. Section 7.13. Section 7.13 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that Borrowers are also permitted to make or acquire other Investments (other than in the Cash Management Accounts) not exceeding $5,000,000 in the aggregate outstanding at any one time.”

20. Section 7.20. Section 7.20 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“7.20 Financial Covenants.

(a) Fail to maintain:

(i) Intentionally deleted.

(ii) Intentionally deleted.

(iii) Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio, measured on a fiscal year-end basis commencing with the fiscal year ending December 31, 2001, of not less than 1.10:1.00.

(iv) Intentionally deleted.

(b) Intentionally deleted.”

21. Section 8.9. Section 8.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“8.9 If there is a default in any material agreement to which any Borrower, any Guarantor (other than the Parent, Consolidated Industries and Cherokee) or any of its Subsidiaries is a party and such default (a)(i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the applicable Borrower’s, Guarantor’s or its Subsidiaries’ obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein, and (b) involves Indebtedness or an obligation for the payment of money in an aggregate amount in excess of $1,000,000;”

22. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Fifth Amendment Effective Date”):

(a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Fifth Amendment Effective Date (as updated prior to the date hereof in accordance with the Loan Agreement) shall be correct in all material respects on and as of the Fifth Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Payment of Amendment Fee. The Borrower shall have paid to the Agent an amendment fee equal to $50,000.

(c) Delivery of Documents. The Agent shall have received on or before the Fifth Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Fifth Amendment Effective Date:

(i) counterparts of this Amendment duly executed by the Borrowers, the Agent and the Lenders;

(ii) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request from the Borrowers.

23. Representations and Warranties. Each Borrower, and only with respect to parts (b) and (c) below, Parent and Consolidated Industries, hereby represents and warrants to the Agent and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5 of the Loan Agreement (as updated prior to the date hereof in accordance with the Loan Agreement), and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Fifth Amendment Effective Date are correct in all material respects on and as of the Fifth Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default has occurred and is continuing on the Fifth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Parent, Consolidated Industries and each Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform its respective obligations under the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified reasonably could not be expected to have a Material Adverse Change.

(c) Authorization, Etc. The execution, delivery and performance by each Borrower, Parent and Consolidated Industries of this Amendment, and the performance by each Borrower, Parent and Consolidated Industries of the Loan Agreement and the other Loan Documents to which it is a party, each as amended hereby, (i) have been duly authorized by all necessary action on the part of such Borrower, Parent or Consolidated Industries, (ii) do not and will not contravene such Borrower’s, Parent’s or Consolidated Industries’ charter or by-laws, any applicable law or any material contractual restriction binding on it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

24. Miscellaneous.

(a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Fifth Amendment Effective Date (i) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable fees, costs and expenses of the Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(f) Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement (i) if any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if Borrowers fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

(g) General Release. Each Borrower and Guarantor hereby acknowledges and agrees that no Borrower or Guarantor has, as of the date of this Amendment, any defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the obligations or to seek affirmative relief or damages of any kind or nature from the Agent, any member of the Lender Group or any other Lender-Related Persons. Each Borrower and Guarantor hereby voluntarily and knowingly releases and forever discharges the Agent, each member of the Lender Group, the other Lender-Related Persons and each of their respective predecessors, agents, employees, attorneys, successors and assigns (collectively, the “Released Parties”) from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, whether known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, or at law or in equity, in any case originating in whole or in part on or before the date this Amendment is executed that any Borrower or Guarantor may now or hereafter have against the Released Parties, if any, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and that arise from any Loans, the exercise of any rights and remedies under the Loan Agreement or other Loan Documents, and/or negotiation for and execution of this Amendment, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable.

(h) Waiver of Jury Trial. EACH BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Parent:

LSB INDUSTRIES, INC., a Delaware corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

Consolidated Industries:

CONSOLIDATED INDUSTRIES CORP., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

Borrowers:

THERMACLIME, L.L.C., an Oklahoma limited liability company

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

CHEROKEE NITROGEN COMPANY, an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

[Fifth Amendment]

CLIMATE MASTER, INC., a Delaware corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

CLIMATECRAFT, INC., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

CLIMACOOL, CORP., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION, an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

THERMACLIME TECHNOLOGIES, INC., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

[Fifth Amendment]

KOAX CORP., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

LSB CHEMICAL CORP., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

XPEDIAIR, INC., an Oklahoma corporation.

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

EL DORADO CHEMICAL COMPANY, an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

CHEMEX I CORP., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

[Fifth Amendment]

TRISON CONSTRUCTION, INC., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

EDC AG PRODUCTS COMPANY L.L.C., an Oklahoma limited liability company

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

[Fifth Amendment]

Agent and Lender:

WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as Agent and Lender

By:	/s/ Matt Mouledous
Name: Matt Mouledous
Title: Vice President

[Fifth Amendment]